SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      March 10, 1999




               SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Delaware                    1-10428               77-0148208
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(State of or other          (Commission            (IRS Employer
jurisdiction of             File Number)           Identification
incorporation)                                     Number)



3400 West Warren Avenue, Fremont, California               94538
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  (Address of principal executive offices)              (Zip Code)





Registrant's telephone number, including area code    (510) 623-9001




        ------------------------------------------------------
        (Former name or address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1  Press Release of the Company dated March 10, 1999.







                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                            (Registrant)


DATE:  March 12, 1999       By:   /s/ C. Russell Trenary, III
                                  ----------------------------------
                                  Name:   C. Russell Trenary, III
                                  Title:  President and
                                          Chief Executive Officer